SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 30, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of December 1, 2002, providing for the issuance of Mortgage Pass-Through Certificates, Series 2002-26)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY
(Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                                     No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,816,535,034 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A16, Class 1-A17, Class 1-A18, Class 1-A19, Class 1-A20, Class 1-A21, Class 1-A22, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-AP, Class AX, Class B1, Class B2, Class B3 and Class R, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-26 on December 30, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 28, 2002, as supplemented by the Prospectus Supplement dated December 23, 2002 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of December 1, 2002, among Structured Asset Securities Corporation, as depositor, Bank One, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as securities administrator and Aurora Loan Services Inc., as master servicer.  The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A16, Class 1-A17, Class 1-A18, Class 1-A19, Class 1-A20, Class 1-A21, Class 1-A22, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-AP, Class AX, Class B1, Class B2, Class B3 and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of two pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,825,665,938.05 as of December 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement dated December 23, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of December 1, 2002, among Structured Asset Securities Corporation, as Depositor, Bank One, National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Reconstituted Servicing Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB and ABN AMRO Mortgage Group, Inc., as Servicer.

99.4

Reconstituted Servicing Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB and National City Mortgage Co., as Servicer.

99.5

Reconstituted Servicing Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc., as Servicer.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

    CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Vice President

Dated:  December 30, 2002

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Terms Agreement dated December 23, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of December 1, 2002, among Structured Asset Securities Corporation, as Depositor, Bank One, National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of December 1, 2002, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, and Lehman Brothers Bank, FSB, as a Seller.

99.4

Reconstituted Servicing Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB and ABN AMRO Mortgage Group, Inc., as Servicer.

99.5

Reconstituted Servicing Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB and National City Mortgage Co., as Servicer.

99.6

Reconstituted Servicing Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc., as Servicer.